UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2006

IDT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 7, 2006, IDT Corporation (the “Registrant) and its subsidiary IDT Dutch Holdings BV (“Dutch Holdings”) entered into a conditional Share Sale and Purchase Agreement (the “Agreement”) for the sale of the Registrant’s U.K.-based Toucan consumer phone services business (“Toucan business”) to Pipex Communications plc (“Pipex”). Pursuant to the terms of the Agreement, Pipex is assuming Toucan’s existing customer base and those employees supporting Toucan’s operations. The parties subsequently amended the Agreement to provide that the consideration is to consist of £4 million in Pipex ordinary shares and the repayment in cash of £20 million of obligations due by the Toucan business to the Registrant and certain of its affiliates. A copy of the amendment is annexed hereto as Exhibit 2.2. Consummation of the sale of the majority of the Toucan business occurred on October 11, 2006. The sale of the remainder of the Toucan business, a call center in Sligo, Ireland that supports the U.K. business, is expected to take place following receipt of applicable regulatory approvals and satisfying certain customary closing conditions. On October 12, 2006, the Registrant issued a press release regarding the consummation of the sale of the majority of the Toucan business, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 12, 2006, the Registrant issued a press release announcing the consummation of the sale of the majority of the Toucan business described in Item 2.01 above. The press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(b) Proforma Financial Information

(d) Exhibits

2.1	Share Sale and Purchase Agreement by and among the Registrant, Dutch Holdings and Pipex dated September 7, 2006. (Incorporated by reference to the Form 8-K, filed September 13, 2006)
2.2	Amendment Agreement, dated October 11, 2006, related to Share Sale and Purchase Agreement, dated September 7, 2006

99.1	Press Release issued by the Registrant, dated October 12, 2006.

IDT CORPORATION

IDT CORPORATION

PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

BASIS OF PRESENTATION
(unaudited)

The proforma condensed consolidated balance sheet as of July 31, 2006, and the proforma condensed consolidated statements of operations for the three years in the period ended July 31, 2006, are based on the historical financial statements of the Registrant.

The proforma condensed consolidated balance sheet as of July 31, 2006, is presented as if the disposition of the Toucan business and receipt of the proceeds by the Registrant as described in item 2.01 of this Form 8-K occurred in its entirety on July 31, 2006. As set forth in Item 2.01 of this Form 8-K, as of October 11, 2006, the first stage of such disposition has been consummated.

The proforma condensed consolidated statements of operations for the three years in the period ended July 31, 2006, are presented as if the disposition of the Toucan business and receipt of the proceeds by the Registrant as described in Item 2.01 of this Form 8-K occurred on November 1, 2003, on which date the Registrant launched the Toucan business. The proforma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes related thereto appearing in the Registrant’s Annual Reports on Form 10-K for the fiscal years ended July 31, 2006, 2005 and 2004.

Preparation of the proforma information was based on assumptions considered appropriate by the Registrant’s management. The proforma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the transactions described above had been consummated on November 1, 2003 for the proforma condensed consolidated statements of operations and on July 31, 2006 for the proforma condensed consolidated balance sheet, nor does it purport to represent the future financial position and the results of operations for future periods. In management’s opinion, all adjustments necessary to reflect the effects of the transactions listed above have been made.

IDT CORPORATION
PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of July 31, 2006
(in thousands, except share data)
(unaudited)

	Historical	Adjustments			Proforma
Assets
Current assets:
Cash and cash equivalents	$119,109	$37,362	(A	)	$156,471
Marketable securities	395,713	8,069	(A	)	403,782
Trade accounts receivable, net	185,125	(5,428)	(B	)	179,697
Other current assets	106,319	(6,897)	(B	)	99,422
Assets of discontinued operations	436,905				436,905

Total current assets	1,243,171				1,276,277
Property, plant and equipment, net	292,152	(1,654)	(B	)	290,498
Goodwill	105,577				105,577
Licenses and other intangibles, net	27,445				27,445
Investments	46,855				46,855
Other assets	47,639				47,639

Total assets	$1,762,839				$1,794,291

Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$82,327	(7,257)	(B	)	75,070
Accrued expenses	260,087	(3,866)	(B	)	256,221
Deferred revenue	134,286	(1,216)	(B	)	133,070
Capital lease obligations—current portion	18,940				18,940
Other current liabilities	42,312	(2,224)	(B	)	40,088
Liabilities of discontinued operations	141,860				141,860

Total current liabilities	679,812				665,249
Deferred tax liabilities, net	107,106				107,106
Capital lease obligations—long-term portion	32,122				32,122
Notes payable—long-term portion	90,370				90,370
Other liabilities	6,850				6,850

Total liabilities	916,260				901,697

Minority interests	43,227				43,227
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 par value; authorized shares—10,000,000; no shares issued	—				—
Common stock, $.01 par value; authorized shares— 100,000,000; 25,074,860 shares issued; 15,178,173 shares outstanding	251				251
Class A common stock, $.01 par value; authorized shares—35,000,000; 9,816,988 shares issued and outstanding	98				98
Class B common stock, $.01 par value; authorized shares—100,000,000; 76,879,179 shares issued; 71,402,204 shares outstanding	768				768
Additional paid-in capital	901,067				901,067
Treasury stock, at cost, consisting of 9,896,687 shares of common stock, and of 5,476,975 shares of Class B common stock	(220,169)				(220,169)
Accumulated other comprehensive income	1,496				1,496
Retained earnings	119,841	46,015	(C	)	165,856

Total stockholders’ equity	803,352				849,367

Total liabilities and stockholders’ equity	$1,762,839				$1,794,291

IDT CORPORATION
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2006
(in thousands, except per share data)
(unaudited)

	Historical	Adjustments			Proforma

Revenues	$2,226,422	(68,225)	(D	)	$2,158,197
Costs and expenses:
Direct cost of revenues (exclusive of depreciation and amortization)	1,779,980	(41,490)	(D	)	1,738,490
Selling, general and administrative	556,161	(44,388)	(D	)	511,773
Depreciation and amortization	87,422	(625)	(D	)	86,797
Restructuring and impairment charges	23,646				23,646

Total costs and expenses	2,447,209				2,360,706

Loss from operations	(220,787)				(202,509)
Interest income, net	9,416	565	(D	)	9,981
Investment and other income, net	7,284				7,284

Loss from continuing operations before minority interests and income taxes	(204,087)				(185,244)
Minority interests	(16,177)				(16,177)
Provision for income taxes	(2,576)	(3,946)	(D	)	(6,522)

Loss from continuing operations	$(222,840)				$(207,943)

Basic and diluted loss per share from continuing operations	$(2.32)				$(2.17)

Weighted-average number of shares used in calculation of basic and diluted loss per share from continuing operations	96,028				96,028

IDT CORPORATION

PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2005
(in thousands, except per share data)
(unaudited)

	Historical	Adjustments			Proforma

Revenues	$2,221,985	$(43,129)	(D	)	$2,178,856
Costs and expenses:
Direct cost of revenues (exclusive of depreciation and amortization)	1,700,866	(25,064)	(D	)	1,675,802
Selling, general and administrative	533,076	(41,278)	(D	)	491,798
Depreciation and amortization	93,631	(418)	(D	)	93,213
Restructuring and impairment charges	34,212				34,212

Total costs and expenses	2,361,785				2,295,025

Loss from operations	(139,800)				(116,169)
Interest income, net	20,575	436	(D	)	21,011
Investment and other income, net	71,454				71,454

Loss from continuing operations before minority interests and income taxes	(47,771)				(23,704)
Minority interests	(2,639)				(2,639)
Provision for income taxes	(6,317)				(6,317)

Loss from continuing operations	$(56,727)				$(32,660)

Basic and diluted loss per share from continuing operations	$(0.58)				$(0.34)

Weighted-average number of shares used in calculation of basic and diluted loss per share from continuing operations	97,049				97,049

IDT CORPORATION

PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2004
(in thousands, except per share data)
(unaudited)

	Historical	Adjustments			Proforma

Revenues	$2,066,815	$(2,342)	(D	)	$2,064,473
Costs and expenses:
Direct cost of revenues (exclusive of depreciation and amortization)	1,586,343	(2,070)	(D	)	1,584,273
Selling, general and administrative	464,363	(4,573)	(D	)	459,790
Depreciation and amortization	93,795	(32)	(D	)	93,763
Restructuring and impairment charges	58,220				58,220

Total costs and expenses	2,202,721				2,196,046

Loss from operations	(135,906)				(131,573)
Interest income, net	23,512	(14)	(D	)	23,498
Gain on sale of subsidiary stock	9,418				9,418
Investment and other income, net	37,145				37,145

Loss from continuing operations before minority interests and income taxes	(65,831)				(61,512)
Minority interests	(33,728)				(33,728)
Benefit from income taxes	30,798				30,798

Loss from continuing operations	$(68,761)				$(64,442)

Basic and diluted loss per share from continuing operations	$(0.78)				$(0.73)

Weighted-average number of shares used in calculation of basic and diluted loss per share from continuing operations	87,920				87,920

IDT CORPORATION

NOTES AND MANAGEMENT’S ASSUMPTIONS
TO THE PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The following is a description of the proforma adjustments to the historical condensed consolidated financial statements:

(A)
The increase in cash and cash equivalents and marketable securities represent the proceeds from the sale of the Toucan business. Cash of the Toucan business on July 31, 2006, in the amount of $7.7 million was retained by the Registrant and was not included in the disposition.

(B)	Reflects the removal of assets and liabilities of the Toucan business as if the sale was consummated on July 31, 2006.

(C)	Retained earnings has been adjusted for an estimated increase of $46.0 million from the sale of the Toucan business as if the sale occurred on July 31, 2006.

(D)	Reflects the removal of the results of operations of the Toucan business as if the sale was consummated on November 1, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ Marcelo Fischer
Name: Marcelo Fischer
Title: Chief Financial Officer and Treasurer

Dated: October 16, 2006

EXHIBITS INDEX

Exhibit Number	Description
2.1	Share Sale and Purchase Agreement among the Registrant, Dutch Holdings and Pipex dated September 7, 2006. (Incorporated by reference to the Form 8-K, filed September 13, 2006)
2.2	Amendment Agreement, dated October 11, 2006, related to Share Sale and Purchase Agreement, dated September 7, 2006

99.1	Press Release issued by the Registrant, dated October 12, 2006.